Exhibit 24.2

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds and Harold Dichter and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to ARAMARK Holdings Corporation’s registration statement on Form S-1, File No. 333-191057 (the “Registration Statement”), including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following person effective as of this 12th day of November, 2013:

Signature	Title

/s/ David A. Barr David A. Barr	Director

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds and Harold Dichter and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to ARAMARK Holdings Corporation’s registration statement on Form S-1, File No. 333-191057 (the “Registration Statement”), including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following person effective as of this 12th day of November, 2013:

Signature	Title

/s/ Daniel J. Heinrich Daniel J. Heinrich	Director

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds and Harold Dichter and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to ARAMARK Holdings Corporation’s registration statement on Form S-1, File No. 333-191057 (the “Registration Statement”), including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed by the following person effective as of this 12th day of November, 2013:

Signature	Title

/s/ Stephen Sadove Stephen Sadove	Director